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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) February 19, 2003
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                                    ProLogis
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

         1-12846                                           74-2604728
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

  14100 East 35th Place, Aurora, Colorado                       80011
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 (Address of Principal Executive Offices)                    (Zip Code)

                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

     On February 19, 2003, the Registrant entered into an underwriting agreement relating to the sale of its senior unsecured indebtedness. The underwriting agreement has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Information and Exhibits.

          (c) Exhibits.

         Exhibit No.       Document Description
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         1.1               Underwriting Agreement dated February 19, 2003



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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PROLOGIS

Dated: February 21, 2003          By:      /s/ Walter C. Rakowich
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                                           Name:    Walter C. Rakowich
                                           Title:   Managing Director and Chief
                                                    Financial Officer

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